UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 20, 2007
COCA-COLA BOTTLING CO. CONSOLIDATED
(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, North Carolina	28211

(Address of principal executive offices)	(Zip Code)
(704) 557-4400
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 6, 2007, the Board of Directors of Coca-Cola Bottling Co. Consolidated (the “Company”) elected James E. Harris as Senior Vice President, Chief Financial Officer of the Company effective January 25, 2008. Mr. Harris succeeds Steven D. Westphal, who has served as the Company’s chief financial officer since May 2005. Mr. Westphal has been promoted to serve as Executive Vice President, Operations and Systems of the Company and will continue to serve as chief financial officer until January 24, 2008. A copy of the press release announcing Mr. Westphal’s promotion and the election of Mr. Harris is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     Prior to joining the Company, Mr. Harris, 44, served as Executive Vice President and Chief Financial Officer of MedCath Corporation, an owner and operator of cardiovascular hospitals, since December 1999.
     Mr. Harris has been a member of the Board of Directors of the Company since August 2003, and is a member of the Audit Committee and the Finance Committee of the Board of Directors. In connection with his election as the Company’s Senior Vice President, Chief Financial Officer, Mr. Harris has resigned from the Board of Directors effective January 25, 2008.
     On December 6, 2007, the Compensation Committee of the Board of Directors approved Mr. Harris’ initial compensation and benefit arrangements, which will include:
•	an initial annual base salary of $400,000;

•	eligibility to participate in the Company’s Annual Bonus Plan, with an initial target annual bonus equal to 50% of his annual base salary;

•	eligibility to participate in the Company’s Long Term Performance Plan, with an initial target award to be set by the Compensation Committee in February 2008;

•	eligibility to participate in the Company’s Officer Retention Plan (with an age 60 retirement benefit of $3,000,000) and the Company’s Supplemental Savings Incentive Plan;

•	a term life insurance policy with a death benefit equal to three times his annual base salary, subject to insurability;

•	certain personal benefits and perquisites consistent with those received by other similarly situated officers of the Company, including up to $2,500 per year for personal financial planning and tax services, an annual medical exam, four weeks paid vacation, and reimbursement of country club dues; and

•	eligibility for other employee benefits generally available to all of the Company’s salaried employees, including the Company’s 401(k) Savings Plan; medical, dental and vision insurance; life and accidental death and dismemberment insurance; and long-term care insurance.

     Additional information about the Company’s Annual Bonus Plan, Long Term Performance Plan, Officer Retention Plan, Supplemental Savings Plan and other benefit and perquisite arrangements is available in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 27, 2007.
Item 9.01 Financial Statements and Exhibits.
(d)     Exhibits.

99.1	Press Release dated December 20, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED (REGISTRANT)
Date: December 20, 2007	BY:	/s/ Umesh M. Kasbekar
Umesh M. Kasbekar
Senior Vice President, Planning and Administration

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
December 20, 2007	0-9286
COCA-COLA BOTTLING CO. CONSOLIDATED
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated December 20, 2007.